SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ PreliminaryProxy Statement	☐ Confidential, For Use Of The Commission
Only (as Permitted By Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ DefinitiveAdditional Materials

☐ SolicitingMaterial Pursuant to Rule 14a-11(c) or Rule 14a-12

PINNACLE ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY, SUITE 1800

LAS VEGAS, NV 89109

April 25, 2003

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”), to be held at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 on June 3, 2003 at 10:00 a.m. local time.

At the annual meeting, you will be asked to consider and vote upon three matters: first, the election of nine directors to serve for the coming year on the Company’s Board of Directors; second, a proposal to approve an amendment to the Company’s 2002 Stock Option Plan that increases the aggregate number of shares that may be issued under that plan by 1,000,000; and third, a proposal to approve an amendment to the Company’s Certificate of Incorporation that increases the total number of authorized shares of Common Stock of the Company from 40,000,000 shares to 80,000,000 shares. Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the annual meeting. The Proxy Statement contains important information concerning the directors to be elected at the annual meeting, the amendment to the Company’s 2002 Stock Option Plan and the amendment to the Company’s Restated Certificate of Incorporation that we would like you to approve.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Daniel R. Lee

Chairman of the Board of Directors

and Chief Executive Officer

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY, SUITE 1800

LAS VEGAS, NEVADA 89109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2003

TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), will be held on June 3, 2003, at 10:00 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.  The election of nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.  The approval of an amendment to the Company’s 2002 Stock Option Plan that increases the aggregate number of shares that may be issued upon exercise of all options granted under that plan from 1,000,000 shares to 2,000,000 shares;

3.  The approval of an amendment to the Company’s Restated Certificate of Incorporation that increases the total authorized number of shares of Common Stock of the Company from 40,000,000 to 80,000,000 shares; and

4.  Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Information regarding the nine board nominees, the proposed amendment to the Company’s 2002 Stock Option Plan and the proposed amendment to the Company’s Restated Certificate of Incorporation is contained in the accompanying Proxy Statement, which you are urged to read carefully. A full copy of the Company’s 2002 Stock Option Plan, as it is proposed to be amended, is attached as Appendix A to such Proxy Statement and a full copy of the proposed amendment to the Company’s Restated Certificate of Incorporation is attached as Appendix B to such Proxy Statement.

Only holders of record of the Company’s Common Stock at the close of business on April 15, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is very important. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Godfrey

Secretary

Las Vegas, Nevada

April 25, 2003

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY, SUITE 1800

LAS VEGAS, NEVADA 89109

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 3, 2003

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on June 3, 2003, at 10:00 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon: (i) the election of nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), (ii) the approval of an amendment to the Company’s 2002 Stock Option Plan (the “2002 Stock Option Plan”) that increases the aggregate number of shares that may be issued upon exercise of all options granted under the 2002 Stock Option Plan from 1,000,000 shares to 2,000,000 shares (the “Option Plan Amendment”), (iii) the approval of an amendment to the Company’s Restated Certificate of Incorporation that increases the total number of authorized shares of Common Stock of the Company from 40,000,000 shares to 80,000,000 shares (the “Charter Amendment”) and (iv) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 25, 2003. The address of the principal executive offices of the Company is 3800 Howard Hughes Parkway, Suite 1800, Las Vegas, Nevada 89109.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of Pinnacle Common Stock at the close of business on April 15, 2003 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were [            ] shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by [            ] stockholders. A majority, or [            ], of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.

Voting of Proxies; Votes Required

Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted FOR the election of each director nominee listed on the Proxy Card, FOR the approval of the Option Plan Amendment and FOR the approval of the Charter Amendment. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, 3800 Howard Hughes Parkway, Suite 1800, Las Vegas, Nevada 89109, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Elections of directors are determined by a plurality of shares of Pinnacle Common Stock represented in person or by proxy and voting at the Annual Meeting. The proposal to approve the Option Plan Amendment requires approval by the affirmative vote of the holders of a majority of the shares of Pinnacle Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The Amended and Restated 2002 Stock Option Plan attached as Appendix A to this Proxy reflects (i) prior technical amendments that were made to the plan that did not require stockholder approval and (ii) the proposed Option Plan Amendment. Under the 2002 Stock Option Plan, stockholder approval is only necessary with respect to the proposed increase of the number of shares of Common Stock that may be issued under the plan from 1,000,000 shares to 2,000,000 shares. The proposal to approve the Charter Amendment requires approval by the affirmative vote of the holders of a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote at the Annual Meeting.

Abstentions; Broker Non-Votes

If an executed proxy is returned and the stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and will be considered entitled to vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered entitled to vote with respect to such matter or matters. Thus, while abstentions and broker non-votes will have no effect on the outcome of the election of directors, abstentions will have the same effect as negative votes on the proposal to approve the Option Plan Amendment. Broker non-votes will have no effect on the proposal to approve the Option Plan Amendment. Furthermore, because the Charter Amendment requires approval by the affirmative vote of the holders of a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote on the proposal, abstentions and broker non-votes will have the same effect as negative votes on the proposal to approve the Charter Amendment.

Solicitation of Proxies and Expenses

The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of Pinnacle Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. The estimated total cost for such record holder expenses, broker expenses and D.F. King fees is $23,000.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item No. 1 on Proxy Card)

At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of nine directors who will constitute the full Board of Directors of the Company. The nine nominees receiving the highest number of votes from holders of shares of Pinnacle Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. Abstentions and broker non-votes will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below.

Each director elected will hold office until the next annual meeting of stockholders (and until his or her successor shall have been duly elected and qualified). All of the nominees listed below currently serve on the Board of Directors of the Company.

General

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the Board of Directors.

There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in his or her capacity as such). See “—Information Regarding the Director Nominees of the Company.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

Information Regarding the Director Nominees of the Company

The following table lists the persons nominated by the Board of Directors for election as directors of the Company and provides their ages and current positions with the Company. All of the nominees currently serve on the Board of Directors of the Company. Biographical information for each nominee is provided below.

Name	Age	Position with the Company
Daniel R. Lee (a)	46	Chairman of the Board of Directors and Chief Executive Officer
John V. Giovenco (b)	66	Director
Bruce A. Leslie	52	Director
James L. Martineau (c)	62	Director
Michael Ornest (b)	45	Director
Timothy J. Parrott (a)	55	Director
Bonnie Reiss (b)	47	Director
Lynn P. Reitnouer (a), (c)	70	Director
Marlin Torguson	58	Director

(a)	Member of the Executive Committee
(b)	Member of the Audit Committee
(c)	Member of the Compensation Committee

Mr. Lee has been Chairman of the Board of Directors and Chief Executive Officer of the Company since April 10, 2002; owner of LVMR, LLC (developer of casino hotels) from 2001 to 2002; Chief Financial Officer and Senior Vice President of HomeGrocer.Com, Inc. (internet grocery service) from 1999 until the sale of the company in 2000; Chief Financial Officer, Treasurer and Senior Vice President of Finance and Development of Mirage Resorts, Incorporated (major operator and developer of casino resorts) from 1992 to 1999; Director-Equity Research of CS First Boston From 1990 to 1992 and held various positions to Managing Director of Drexel Burham Lambert from 1980 to 1990.

Mr. Giovenco has been a Director of the Company since February 20, 2003; Director, Great Western Financial Corporation from 1983 to 1997; President and Chief Operating Officer, Sheraton Hotels Corporation 1993; Director; Hilton Hotels Corporation from 1980 to 1992; President and Chief Operating Officer, Hilton Gaming Corporation from 1985 to 1993; Chief Financial Officer, Hilton Gaming Corporation from 1974 to 1985; Partner, Harris, Kerr, Forster, Certified Public Accountants (predecessor firm to PKF International) from 1968 to 1971.

Mr. Leslie has been a Director of the Company since October 29, 2002; Principal, Leslie & Campbell (law firm) since 2001; Principal, Bernhard & Leslie (law firm) from 1996 to 2001; Partner, Beckley, Singleton, Jemison & List (law firm) from 1986 to 1996; and Partner, Vargas & Bartlett (law firm) from 1979 to 1986.

Mr. Martineau has been a Director of the Company since May 1999; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; Director, Apogee Enterprises, Inc. since 1973; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Chairman, Genesis Portfolio Partners, LLC, (start-up company development) since August 1998; Director, Borgen Systems since 1994; and Trustee, Owatonna Foundation since 1973.

Mr. Ornest has been a Director of the Company since October 1998; private investor since 1983; Director of the Ornest Family Partnership since 1983; Director of the Ornest Family Foundation since 1993; Director of the Toronto Argonauts Football Club from 1988 to 1990; President of the St. Louis Arena and Vice President of the St. Louis Blues Hockey Club from 1983 to 1986; and Managing Director of the Vancouver Canadians Baseball Club, Pacific Coast League from 1979 to 1980.

Mr. Parrott has been a Director of the Company since June 1997; Consultant to the Company from November 1998 to 2001; Chairman of the Board and Chief Executive Officer, On Stage Entertainment (entertainment production company) since October 2000, President, October 2000 to January 2002; Chairman of the Board and Chief Executive Officer, Boomtown, Inc. (Boomtown) (gaming operations) from September 1992 to October 1998; President and Treasurer, Boomtown from June 1987 to September 1992; Director, Boomtown from 1987 to October 1998; Chairman of the Board and Chief Executive Officer, Boomtown Hotel & Casino, Inc. since May 1988; Chief Executive Officer, Parrott Investment Company (a family-held investment company with agricultural interests in California) since April 1995; and Director, The Chronicle Publishing Company since April 1995.

Ms. Reiss has been a Director of the Company since December 17, 2002; Chief Executive Officer, Arnold Schwarzeneger’s Inner-City Games Foundation (non-profit organization offering after-school programs) since 1998; Keynote Speaker since 1994; Director of Arnold Schwarzenegger’s Inner-City Games Foundation since 1994; Director and Founder, Arnold’s All-Stars (a Los Angeles non-profit organization offering after-school programs) since September 2001; and Founder, Earth Communications Office (ECO) (non-profit organization promoting environmental awareness in entertainment industry) in 1988.

Mr. Reitnouer has been a Director of the Company since 1991; Director, Hollywood Park Operating Company from September 1991 to January 1992; Partner, Crowell Weedon & Co. (stock brokerage) since 1969;

Director and Chairman of the Board, COHR, Inc. from 1986 to 1999; Director and Chairman, Forest Lawn Memorial Parks Association since 1975; and Trustee, University of California Santa Barbara Foundation (and former Chairman) since 1992.

Mr. Torguson has been a Director of the Company since October 1998; a consultant to the Company from October 1998 to October 2001; Chairman of the Board, Casino Magic Corp. (gaming operations) from 1994 to April 2002; President and Chief Executive Officer, Casino Magic from April 1992 through November 1994; Chief Financial Officer and Treasurer, Casino Magic from April 1992 to February 1993; 50% owner and a Vice President, G.M.T. Management Co. (casino management and operations) from December 1983 to December 1994; and private investor.

Board Meetings, Board Committees and Director Compensation

The full Board of Directors of the Company had ten formal meetings in 2002 and acted by unanimous written consent on two occasions. During 2002, each incumbent director of the Company, during the period for which he or she was a director, attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which he or she served.

The Company has a standing Executive Committee, which is chaired by Mr. Lee and currently consists of Messrs. Lee, Reitnouer, and Parrott. The Executive Committee has and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the fullest extent authorized by Delaware law. During 2002, the Executive Committee had two formal meetings in 2002 and acted by unanimous written consent on three occasions.

The Company has a standing Audit Committee, which is chaired by Mr. Giovenco and currently consists of Messrs. Giovenco and Ornest and Ms. Reiss. Mr. Ornest has served on the Audit Committee since January 1, 2002. Ms. Reiss and Mr. Giovenco were appointed to the Audit Committee on December 23, 2002 and February 20, 2003, respectively, and continue to serve on such committee. Mr. Parrott served on the Audit Committee from January 1, 2002 to February 20, 2003. Among the functions of the Audit Committee are to recommend to the Board of Directors each year the independent public accounting firm to be engaged to audit the Company’s financial statements; discuss with the independent auditors their independence; review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission (the “SEC”).

Messrs. Giovenco and Ornest and Ms. Reiss are independent as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards. The Board of Directors has adopted a written Charter for the Audit Committee. The Audit Committee met six times in 2002 and did not act by unanimous written consent.

The Company has a standing Compensation Committee, which is chaired by Mr. Reitnouer and currently consists of Messrs. Reitnouer and Martineau. The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the annual salaries and other compensation of the executive officers of the Company, to provide assistance and recommendations with respect to the compensation policies and practices of the Company and to assist with the administration of the Company’s compensation plans. The Compensation Committee met six times in 2002 and acted by unanimous written consent on three occasions.

The Executive Committee acts as the Company’s nominating committee. The Executive Committee generally does not consider nominees recommended by the Company’s stockholders.

Each director holds office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, retirement, resignation or removal from office. Directors are entitled to receive an annual retainer of $30,000 per year plus $1,500 for each live Board meeting and $1,000 for each telephonic Board meeting attended, which they may receive in cash or in deferred compensation under the Company’s Amended and Restated Directors Deferred Compensation Plan as outlined below. Mr. Lee does not receive this annual retainer. Members of the Executive Committee (other than Mr. Lee), Audit Committee, Compensation Committee and directors serving on the Company’s Compliance Committee (which monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates) receive an additional $1,000 for each committee meeting attended (whether live or telephonic), and such amounts are also eligible for the Amended and Restated Directors Deferred Compensation Plan. Messrs. Leslie, Parrott and Reitnouer currently serve on the Company’s Compliance Committee.

Amended and Restated Directors Deferred Compensation Plan

Participation in the Company’s Amended and Restated Directors Deferred Compensation Plan (the “Directors Plan”) is limited to directors of the Company, and each eligible director may elect to defer all or a portion of his or her annual retainer and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. Currently, directors electing to defer their compensation have each elected shares of Pinnacle Common Stock. As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either (i) cash, (ii) the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter or month which he elected to defer, by the average of the closing price of Pinnacle Common Stock on the New York Stock Exchange on the last ten business days of the calendar quarter or month for which such compensation is payable or (iii) a combination of cash and shares of Pinnacle Common Stock as described in clause (i) and (ii) above. Were a director to defer cash compensation, all such amounts credited to the director’s deferred compensation account would bear interest at an amount to be determined from time to time by the Board of Directors.

If a director has elected to receive shares of Pinnacle Common Stock in lieu of his or her retainer and the Company declares a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the New York Stock Exchange on the date such dividend was paid. In addition, if the Company declares a dividend payable in shares of Pinnacle Common Stock, the director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock for such stock dividend.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until distributed in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of the Company. Each participating director may elect to have the aggregate amount of cash and shares credited to his or her deferred compensation account distributed to him or her in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director of the Company. Prior to the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his or her deferred compensation account in such calendar year. However, amounts credited to a director’s account prior to the effective date of any such change may not be affected by such change, but rather will be distributed following the cessation of the director’s service in accordance with the director’s election at the time such amounts were originally credited to the director’s deferred compensation account.

The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 275,000 shares, of which 203,349 have been issued. The Company is not required to reserve or set aside funds or shares of Pinnacle Common Stock for the payment of its obligations pursuant to the Directors Plan. The Company is obligated to make available, as and when required, a sufficient number of shares of Pinnacle Common Stock to meet the needs of the Directors Plan. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares.

Amendment, modification or termination of the Directors Plan may not (i) adversely affect any eligible director’s rights with respect to amounts then credited to his or her account or (ii) accelerate any payments or distributions under the Directors Plan (except with regard to bona fide financial hardships).

Compensation Committee Interlocks and Insider Participation

Messrs. Reitnouer and Martineau served on the Compensation Committee from January 1, 2002 to December 31, 2002. Robert T. Manfuso served on the Compensation Committee from January 1, 2002 to April 29, 2002. None of the members of the Compensation Committee were officers or employees or former officers or employees of the Company or its subsidiaries.

Executive Officers

Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “—Executive Compensation.” The current executive officers of the Company are as follows:

Name	Age	Position
Daniel R. Lee	46	Chairman of the Board of Directors and Chief Executive Officer

Wade W. Hundley	37	Executive Vice President and Chief Operating Officer

Stephen H. Capp	41	Executive Vice President and Chief Financial Officer

John A. Godfrey	53	Senior Vice President, Secretary and General Counsel

Biographical information for Mr. Lee is provided above. See “—Information Regarding the Director Nominees of the Company.”

Mr. Hundley has served as the Company’s Executive Vice President and Chief Operating Officer since September 2001; Executive Vice President and Office of the CEO, Harveys Casino Resorts (gaming operations) from December 2000 through July 2001; Principal, Colony Capital (private equity investment), June 1993 through November 2000.

Mr. Capp has served as its Executive Vice President and Chief Financial Officer since January 11, 2003; Managing Director, Bear, Stearns & Co. Inc. from 1999 to January 2003; Group Head, BancAmerica Securities’ Latin America debt distribution business from 1997 to 1999; Managing Director, BancAmerica Securities from 1992 to 1997; Vice President, Security Pacific Merchant Bank from 1989 to 1992.

Mr. Godfrey has served as its Senior Vice President, Secretary and General Counsel since August 28, 2002; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Attorneys (and former President) since October 2000; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Executive Compensation

The following table summarizes the annual and long-term compensation of, and options to purchase Pinnacle Common Stock (“Pinnacle Stock Options”) granted to, the Company’s current Chief Executive Officer during the fiscal year ended December 31, 2002, the Company’s former Chief Executive Officer during the 2002 fiscal year and the six additional most highly compensated executive officers whose annual salaries and bonuses exceeded $100,000 in total during the 2002 fiscal year (collectively, the “Named Officers”). None of the Named Officers held stock appreciation rights during the years reported in the table.

Summary Compensation Table

Name & Principal Position	Year	Annual Compensation (a)			Long Term Compensation Awards		All Other Compensation ($) (b)
		Salary ($)		Bonus ($)	Securities Underlying Options (#)
Daniel R. Lee	2002	$435,616	(c)	$266,667	865,801		$2,483
Chairman of the Board of Directors and Chief Executive Officer

Wade W. Hundley	2002	$400,000		$275,000	200,000		$2,553
Executive Vice President and Chief Operating Officer	2001	$133,333	(d)	$85,000	200,000		$162
John A. Godfrey	2002	$120,000	(e)	$60,000	250,000		$414
Senior Vice President, Secretary and General Counsel

R.D. Hubbard	2002	$136,986	(f)	$0	40,000		$0
Former Chairman of the Board (through April 10,	2001	$500,000		$0	0		$6,317
2002) and Director (through April 29, 2003)	2000	$500,000		$500,000	0		$7,486

Paul R. Alanis	2002	$164,384	(g)	$0	40,000		$63,761	(h)
Former Chief Executive Officer, President	2001	$600,000		$100,000	0		$4,860
and Director (through April 10, 2002)	2000	$600,000		$300,000	0		$4,695

G. Michael Finnigan	2002	$400,000		$0	25,000		$81,131	(i)
Former President and Chief Executive Officer of	2001	$400,000		$0	0		$4,500
Realty Investment Group, Inc. (through December 31, 2002)	2000	$400,000		$400,000	0		$4,616

Bruce C. Hinckley	2002	$265,768		$50,000	40,000		$5,641
Former Senior Vice President, Chief Financial	2001	$250,000		$0	10,000		$4,249
Officer and Treasurer (through January 11, 2003)	2000	$250,000		$50,000	0		$4,121

Loren S. Ostrow	2002	$200,000		$35,000	110,000	(j)	$345,099	(k)
Former Senior Vice President, Secretary and	2001	$300,000		$0	0		$1,180
General Counsel (through August 31, 2002)	2000	$300,000		$50,000	0		$3,334

(a)	During the fiscal years shown, no Named Officer received perquisite compensation having an aggregate value equal to or in excess of $50,000 or 10% of such Named Officer’s salary and bonus for the applicable fiscal year.
(b)	For Fiscal 2002 includes 401(k) matching contribution and term life insurance premium payments of: Mr. Lee—$1,875 and $608; Mr. Hundley—$2,067 and $486; Mr. Godfrey—$0 and $414; Mr. Hubbard—$0 and $0; Mr. Alanis—$0 and $0; Mr. Finnigan—$4,250 and $1,242; Mr. Hinckley—$3,319 and $2,322; and Mr. Ostrow—$0 and $1,242.

For Fiscal 2001 includes 401(k) matching contribution and term life insurance premium payments of: Mr. Hundley—$0 and $162; Mr. Hubbard—$3,134 and $3,183; Mr. Alanis—$3,825 and $1,035; Mr. Finnigan—$3,825 and $675; Mr. Hinckley—$3,776 and $473; and Mr. Ostrow—$734 and $446.

For Fiscal 2000 includes 401(k) matching contribution and term life insurance premium payments of: Mr. Hubbard—$3,371 and $4,115; Mr. Alanis—$3,626 and $1,069; Mr. Finnigan—$3,755 and $861; Mr. Hinckley—$3,531 and $590; and Mr. Ostrow—$2,822 and $512.

(c)	Mr. Lee was employed by the Company as of April 10, 2002. Reflects proportionate share of his annual salary of $600,000.
(d)	Mr. Hundley was employed by the Company as of September 1, 2001. Reflects the proportionate share of his annual salary of $400,000.
(e)	Mr. Godfrey was employed by the Company as of August 28, 2002. Reflects proportionate share of his annual salary of $360,000.
(f)	Mr. Hubbard’s employment with the Company was terminated on April 10, 2002. Reflects proportionate share of his annual salary of $500,000.
(g)	Mr. Alanis’ employment with the Company was terminated on April 10, 2002. Reflects proportionate share of his annual salary of $600,000.
(h)	In addition to the 401(k) matching contribution and term life insurance noted in (b) above, amount includes the cash-out of accumulated vacation time.
(i)	In addition to the 401(k) matching contribution and term life insurance noted in (b) above, amount includes: (x) the cash out of accumulated vacation time in the amount of $61,539 (paid in 2003), (y) tax preparation services in the amount of $1,500 and (z) a car allowance in the amount of $12,600.
(j)	Mr. Ostrow was granted 110,000 options during the fiscal year ended December 31, 2002. Pursuant to his separation agreement, 86,667 of such options were forfeited on August 30, 2002. As a result, Mr. Ostrow only retained 23,333 of the options he was granted during the fiscal year ended December 31, 2002, all of which are vested.
(k)	In addition to the 401(k) matching contribution and term life insurance noted in (b) above, amount includes: (x) the cash out of accumulated vacation time in the amount of $43,857 and (y) $300,000 to be paid to Mr. Ostrow pursuant to his separation agreement, $100,000 of which had been paid to Mr. Ostrow as of December 31, 2002.

Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders
Stock options (1)	3,636,277		$9.71		212,980
Directors plan	74,664	(2)	$12.06	(3)	71,651

Total	3,710,941		$9.76		284,631
Equity compensation plans not approved by security holders (4)	317,176		$8.81		0

Total	4,028,117		$9.68		284,631

(1)	Consists of (i) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to the Company’s 1993, 1996, 2001 and 2002 stock option plans; (ii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted to members of the Company’s management team and approved by the Company’s stockholders; and (iii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to pre-merger stock option plans of Boomtown, Inc. and Casino Magic Corp. that the Company assumed. The Boomtown, Inc. and Casino Magic Corp. stock option plans were approved by the stockholders of Boomtown, Inc. and Casino Magic Corp., respectively, prior to the Company’s acquisition of such companies.
(2)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Amended and Restated Directors Deferred Compensation Plan” above.
(3)	Based on the purchase price of the shares credited to the directors’ deferred compensation accounts.
(4)	Consists of shares of Pinnacle Common Stock to be issued upon the exercise of 250,801 options granted to the Company’s Chairman and CEO in 2002, 54,375 options granted to current and former executives in 1998 and 12,000 issued to a director in 1996.

Executive Deferred Compensation Plan

The Company has adopted the Executive Deferred Compensation Plan (“Executive Plan”), which allows certain highly compensated employees of the Company and its subsidiaries (each an “Employer”) to defer, on a pre-tax basis, a portion of their base annual salaries, bonuses and cash payments received upon a change in control (as defined in the Executive Plan) in consideration of the cancellation of stock options held by such persons (“Option Cancellation Payment”). The Executive Plan is administered by the Compensation Committee of the Board of Directors and participation in the Executive Plan is limited to employees who are (i) determined by an Employer to be includable within a select group of management or highly compensated employees, (ii) specifically selected by an Employer and (iii) approved by the Compensation Committee. A participating employee may elect to defer up to 75% of his or her base annual salary, up to 100% of his or her bonus per year and up to 100% of his or her Option Cancellation Payment. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto. The Company does not make contributions to the Executive Plan for the benefit of such employees.

For purposes of determining the rate of return credited to a deferral contribution account, each participating employee must select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating employee’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his or her deferral compensation account shall be adjusted according to the performance of such funds. Although the fund investment alternatives under the Executive Plan are different from those under the Company’s 401(k) plan, the Company does not believe the participants in the Executive Plan are entitled to a preferential return on amounts deferred in relation to the return available to employees generally under the 401(k) plan. The payment of benefits under the Executive Plan is an unsecured obligation of the Company. The Company is not obligated to acquire or hold any investment fund assets.

Participating employees may elect in advance to receive their deferral contribution account balances upon retirement in a lump sum within 30 days of a year-end or in annual payments over five, ten or fifteen years (except that, if an employee’s account balance is less than $50,000, such balance will be paid as a lump sum). A participating employee may make an advance election to defer retirement distributions until age 75. In the event a participating employee dies or suffers a disability (as defined in the Executive Plan) during employment, such employee’s account balance shall be paid (i) in one lump sum if the account balance is less than $50,000, or (ii) if the account balance is $50,000 or more, in five annual installments unless the employee has elected, in advance and with the Compensation Committee’s approval, to receive a lump sum distribution. In the event of a voluntary or involuntary termination of employment for any reason other than retirement, disability or death, a participating employee shall receive his or her account balance (i) in one lump sum if the account balance is less than $50,000, or (ii) if the account balance is $50,000 or more, in five annual installments unless the employee has elected, in advance and with the Compensation Committee’s approval, to receive a lump sum distribution; provided, however, that if such termination, retirement, disability or death occurs within 18 months of a change in control (as defined in the Executive Plan), then the employee’s deferral contribution account balance shall be paid in the form of one lump sum payment not later than 30 days after the termination, retirement, disability or death.

A participating employee may make an advance election to receive interim distributions from a deferral compensation account prior to retirement, but not earlier than three years after the election is made. Such interim distributions are distributed as lump sum payments. In the event of a financial emergency (such as a sudden illness or accident, a loss of property due to casualty or other extraordinary and unforeseeable events beyond the employee’s control), a participating employee may petition the Compensation Committee to suspend deferrals and/or to request withdrawal of a portion of the account to satisfy the emergency. A participating employee may request to receive all of his or her account balance, without regard to whether benefits are due or the occurrence of a financial emergency; any distribution made pursuant to such a request shall be subject to forfeiture of 10% of the total account balance and temporary suspension of the employee’s participation in the Executive Plan.

An Employer may terminate, amend or modify the Executive Plan with respect to its participating employees at any time, except that (i) no termination, amendment or modification may decrease or restrict the value of a participating employee’s account balance and (ii) no amendment or modification shall be made after a change in control which adversely affects the vesting, calculation or payment of benefits or any other rights or protections of any participating employee. Upon termination of the Executive Plan, all amounts credited to participating employees’ accounts shall be distributed in lump sums.

Stock Option Plans

In 1993, 1996, 2001 and 2002, the stockholders of the Company adopted stock option plans (“Stock Option Plans”), which provided for the issuance of up to 625,000, 900,000, 900,000 and 1,000,000 shares of Pinnacle Common Stock upon exercise of Pinnacle Stock Options, respectively. If the Option Plan Amendment is approved, the 2002 Stock Option Plan will provide for the issuance of up to 2,000,000 shares (including shares issuable upon the exercise of options approved prior to the Option Plan Amendment under such plan) of Pinnacle Common Stock upon exercise of Pinnacle Stock Options. Except for the provisions governing the number of shares issuable under the Stock Option Plans, the provisions of the Stock Option Plans are similar. The most important differences between the Stock Options Plans are (i) the 1993 and 1996 Stock Option Plans, but not the 2001 and 2002 Stock Option Plans, permit the granting of stock appreciation rights coupled with the grants of

Pinnacle Stock Options, (ii) under the 2001 and 2002 Stock Option Plans, but not the 1993 and 1996 Stock Option Plans, an optionee whose employment is terminated for “cause” cannot exercise any Pinnacle Stock Options, even if they are vested (unless, with respect to the 2002 Stock Option Plan, but not with respect to the 2001 Stock Option Plan, otherwise determined by the Committee or set forth in an individual option agreement or otherwise), (iii) the 2001 and 2002 Stock Option Plans permit more forms of payment of the option exercise price than the 1996 Stock Option Plan, which in turn permits more forms of payment of the option exercise price than the 1993 Stock Option Plan, and (iv) a number of technical changes have been made in the later Stock Option Plans, many of which reflect changes in tax and securities laws.

The Stock Option Plans are administered and terms of option grants are established by the Compensation Committee of the Board of Directors. Under the Stock Option Plans, Pinnacle Stock Options alone or (under the 1993 and 1996 Stock Option Plans) coupled with stock appreciation rights may be granted to selected employees, directors, consultants and advisors of the Company.

Pinnacle stock options granted under the 1993, 1996 and 2001 Stock Option Plans become exercisable according to a vesting period as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee, vested and exercisable options expire on the earlier of one month after termination of employment (three months in the case of an incentive stock option) of the optionee, six months after the death or permanent disability (one year in the case of an incentive stock option) of the optionee, or the expiration of the fixed option term set by the Compensation Committee at the grant date (not to exceed ten years from the grant date, or five years from the grant date in the case of an incentive stock option granted to a holder of more than ten percent of the outstanding Pinnacle Common Stock). Pinnacle stock options granted under the 2002 Stock Option Plan become exercisable according to a vesting period as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee in an individual option agreement or otherwise, vested and exercisable options expire on the earlier of 90 days after the termination of employment of the optionee, 12 months after the death or permanent disability of the optionee or the expiration of the fixed option term set by the Compensation Committee at the grant date (not to exceed ten years from the grant date, or five years from the grant date in the case of an incentive stock option granted to a holder of more than ten percent of the outstanding Pinnacle Common Stock).

The exercise prices of all Pinnacle Stock Options granted under the Stock Option Plans are determined by the Compensation Committee on the grant date, except that the exercise price of an incentive stock option may not be less than the fair market value of Pinnacle Common Stock at the date of the grant (or not less than 110% of the fair market value of Pinnacle Common Stock at the date of the grant of an incentive stock option granted to a holder of more than ten percent of the outstanding shares of Pinnacle Common Stock).

Under the Stock Option Plans, as of March 31, 2003, there were 2,771,467 million shares subject to outstanding Pinnacle Stock Options. Of these, 865,167 are held by former officers, directors and employees of the Company or companies acquired by the Company and 1,906,300 are held by current officers, directors and employees. As of March 31, 2003, there were 72,980 Pinnacle Stock Options remaining available for grant under Pinnacle’s various Stock Option Plans.

In addition, as of March 31, 2003, there were 194,811 shares subject to outstanding options under the pre-merger Boomtown, Inc. and Casino Magic Corp. stock option plans. No additional options can be granted under the Boomtown or Casino Magic plans. Finally, as of March 31, 2003, there were 1,082,040 shares subject to outstanding non-plan options granted to current and former officers.

No stock appreciation rights have been issued.

Options Grants in Last Fiscal Year

The following table summarizes the option grants to Named Officers during the year ended December 31, 2002. No stock appreciation rights were granted to Named Officers during the year ended December 31, 2002. All options granted during 2002 were at the closing market price of Pinnacle Common Stock on the day of grant.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees In The Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)	10% ($)
Daniel Lee (a)	865,801	35.14%	$8.45	4/10/2012	$4,601,005	$11,659,849
Wade Hundley (b)	75,000	3.04%	$5.95	1/29/2012	$280,644	$711,208
Wade Hundley (c)	125,000	5.07%	$9.62	6/18/2012	$756,246	$1,916,475
John A. Godfrey (c)	250,000	10.15%	$7.02	8/13/2012	$1,103,710	$2,797,018
R.D. Hubbard	40,000	1.62%	$5.95	5/26/2010	$113,634	$272,174
Paul Alanis (d)	40,000	1.62%	$5.95	1/29/2012	$0	$0
G. Michael Finnigan (b)	25,000	1.01%	$5.95	1/29/2012	$93,548	$237,069
Bruce C. Hinckley (b)	10,000	0.41%	$5.95	1/29/2012	$37,419	$94,828
Bruce C. Hinckley (c)	30,000	1.22%	$9.62	6/18/2012	$181,499	$459,954
Loren Ostrow (e)	10,000	0.41%	$5.95	8/31/2005	$12,823	$27,614
Loren Ostrow (f)	100,000	4.06%	$9.62	8/31/2005	$151,635	$318,422

(a)	The options granted to Mr. Lee vest in four equal installments beginning on April 10, 2003.
(b)	The options granted to Messrs. Hundley, Finnigan and Hinckley vest in three equal annual installments beginning January 29, 2003.
(c)	The options granted to Messrs. Hundley, Godfrey and Hinckley vest in five equal annual installments beginning on June 18, 2003, August 13, 2003 and June 18, 2003, respectively.
(d)	Mr. Alanis’ options were forfeited in 2002.
(e)	As a result of Mr. Ostrow’s separation agreement, 3,333 options granted were immediately vested and the remainder forfeited upon termination of his employment.
(f)	As a result of Mr. Ostrow’s separation agreement, 20,000 options granted were immediately vested and the remainder forfeited upon termination of his employment.

The following table sets forth information with respect to the exercise of Pinnacle Stock Options by Named Officers during the year ended December 31, 2002, and the final year-end value of unexercised Pinnacle Stock Options. None of the Named Officers held stock appreciation rights during the year ended December 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Value

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($) (a)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel R. Lee	0	$0	0	865,801	$0	$0
Wade Hundley	0	$0	66,666	333,334	$0	$73,500
John A. Godfrey	0	$0	0	250,000	$0	$0
R. D. Hubbard	0	$0	322,000	0	$39,200	$0
Paul R. Alanis	0	$0	0	0	$0	$0
G. Michael Finnigan	0	$0	135,000	25,000	$0	$24,500
Bruce C. Hinckley	0	$0	28,333	46,667	$0	$9,800
Loren S. Ostrow	0	$0	148,333	0	$3,266	$0

(a)	Based on the closing price of Pinnacle Common Stock on December 31, 2002 of $6.93.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has entered into a four-year employment agreement with Daniel R. Lee, effective April 10, 2002. Mr. Lee’s annual compensation is $600,000, with annual bonuses of $300,000 based on Mr. Lee’s service to the Company during the applicable year and, in addition, at least $100,000 in targeted bonuses based upon meeting performance targets established annually by the Board of Directors in consultation with Mr. Lee. Pursuant to the employment agreement, Mr. Lee’s compensation includes grants of options to purchase an aggregate of 865,801 shares of Pinnacle Common Stock at an exercise price of $8.45 (the per share fair market value of Pinnacle Common Stock on the day of the grants). The options vest in four equal annual installments beginning April 10, 2003 and expire on April 10, 2012. The option to purchase 100,000 of such shares is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code under the 2002 Stock Option Plan. The additional option to purchase 765,801 shares of Pinnacle Common Stock was granted outside of any of the Stock Option Plans.

If Mr. Lee terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Lee without cause, Mr. Lee will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $900,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Lee after a change of control), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Lee obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Lee.

The Company has entered into a four-year employment agreement with Wade W. Hundley, effective March 14, 2003. Mr. Hundley’s annual compensation is $400,000. Under this agreement, subject to the discretion of the Chief Executive Officer and the Board of Directors, Mr. Hundley will also be entitled to earn annual bonuses.

If Mr. Hundley terminates his employment for good reason (other than in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Hundley without cause (other than in the event of a change of control as defined in the employment agreement), Mr. Hundley will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $400,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (the “Hundley Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Hundley obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Hundley. If the Company terminates Mr. Hundley (other than in connection with a change of control), Mr. Hundley will have an affirmative obligation to mitigate the Hundley Severance Benefit. However, if the Company terminates Mr. Hundley, or Mr. Hundley terminates his employment for good reason, in connection with a change of control, Mr. Hundley will be entitled, in lieu of the Hundley Severance Benefit, to a lump sum payment equal to (x) two year’s base salary, plus (y) two times the largest annualized bonus that was paid to Mr. Hundley during the two years preceding the change of control (the “Hundley Change of Control Severance Benefit”). Mr. Hundley will have no obligation to mitigate the Hundley Change of Control Severance Benefit.

The Company has entered into a five-year employment agreement with Stephen H. Capp, effective January 11, 2003. Mr. Capp’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Capp’s service to the Company during the applicable year and, provided that in the first two years of his employment, the annual bonuses will be at least $140,000 per year. The agreement also provided that the Company would pay Mr. Capp’s reasonable relocation expenses as well as a one-time starting and relocation bonus of $50,000. Pursuant to the employment agreement, Mr. Capp’s compensation includes grants of options to purchase an aggregate of 286,739 shares of Pinnacle Common Stock at an exercise price of $6.05 (the per share fair market value of Pinnacle Common Stock on the day of the grants), 200,000 of which options were granted under the Company’s Stock Option Plans. The options vest in five equal annual installments beginning January 11, 2003 and expire on January 11, 2013.

If Mr. Capp terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Capp without cause, Mr. Capp will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Capp after a change of control) (the “Capp Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Capp obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Capp. If the Company terminates Mr. Capp other than in connection with a change of control, Mr. Capp will have an affirmative obligation to mitigate the Capp Severance Benefit. However, Mr. Capp will have no duty to mitigate the Capp Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Capp’s employment is terminated in the middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

The Company has entered into a five-year employment agreement with John A. Godfrey, effective August 13, 2002. Mr. Godfrey’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Godfrey’s service to the Company during the applicable year. During the first two years of his employment, the annual bonuses will be at least $100,000 per year. Pursuant to the employment agreement, Mr. Godfrey’s compensation includes grants of options to purchase an aggregate of 250,000 shares of Pinnacle Common Stock at an exercise price of $7.02 (the per share fair market value of Pinnacle Common Stock on the day of the grants). The options vest in five equal annual installments beginning August 13, 2003 and expire on August 13, 2012.

If Mr. Godfrey terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Godfrey without cause, Mr. Godfrey will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Godfrey after a change of control) (the “Godfrey Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Godfrey obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Godfrey. If the Company terminates Mr. Godfrey other than in connection with a change of control, Mr. Godfrey will have an affirmative obligation to mitigate the Godfrey Severance Benefit. However, Mr. Godfrey will have no duty to mitigate the Godfrey Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Godfrey’s employment is terminated in middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

The Company entered into an employment and consulting agreement with G. Michael Finnigan, effective as of April 11, 2002. Under the agreement, effective January 1, 2003, Mr. Finnigan was retained by the Company as a consultant for a five-year term during which he will provide consulting services for the Company on a non-exclusive basis. During the term of the consultancy, Mr. Finnigan’s annual compensation will be $400,000, plus fringe benefits comparable to those he received when he was employed as President and Chief Executive Officer of Realty Investment Group, Inc., a wholly-owned subsidiary of the Company. He is also eligible for bonuses or additional option grants at the discretion of the Board of Directors. In the event of a change of control (as defined in the agreement), Mr. Finnigan will receive a lump sum payment equal to his compensation through the end of the contract term (but not less than one year) and will have any unvested Pinnacle Stock Options held by him vested.

In August 2002, Loren S. Ostrow resigned from his position as Senior Vice President, Secretary and General Counsel. In accordance with the terms of his employment agreement, Mr. Ostrow received a severance payment of $380,099, which includes one year’s base salary, a pro-rated bonus and payment for any accrued but unused vacation time, 401(k) matching contributions and term life insurance premium. The Company also agreed to continue certain employee health insurance coverage until August 31, 2003. During the fiscal year ended December 31, 2002, Mr. Ostrow was granted 110,000 options. Pursuant to his employment agreement, 86,667 of these options were forfeited. The remaining 23,333 options are vested and remain exercisable until  August 31, 2005.

The Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2002, and the notes thereto.

The Audit Committee assists the Board of Directors in overseeing and monitoring the Company’s financial reporting process and the quality of its internal and external audit process.

Review with Management

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2002, and the notes thereto.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, the auditors’ responsibilities, any significant issues arising during the audit, and any other matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received written disclosures and the letter from Deloitte regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Deloitte its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

SUBMITTED BY AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

John V. Giovenco (Chairman)

Michael Ornest

Bonnie Reiss

March 30, 2003

On June 17, 2002, the Company engaged Deloitte to act as the Company’s independent auditors. Deloitte replaced Arthur Andersen LLP (“Andersen”), which the Company dismissed on May 28, 2002. The Audit Committee participated in and approved the decision to dismiss Andersen. The reports of Andersen on the financial statements of the Company for the two fiscal years ended December 31, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2000 and 2001 and through May 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on the Company’s financial statements for such periods. During the two fiscal years ended December 31, 2000 and 2001 and through May 28, 2002, there were no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K).

During 2000 and 2001 and the subsequent interim period prior to engaging Deloitte, the Company did not consult with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any subject matter of a disagreement or reportable event with the Company’s former auditors.

Audit and Related Fees

Audit Fees

The aggregate fees billed by Deloitte for professional services in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2002, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002 and the review of the quarterly period ended December 31, 2002 were $378,800. Deloitte had not been engaged by the Company at the time the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

Audit Related and Tax

The aggregate fees billed by Deloitte for professional services in connection with the Company’s Registration Statement on Form S-3 and the re-audits of the Company’s financial statements for the three-year period ended December 31, 2001 were $455,987. The aggregate fees billed for professional tax and other services rendered in 2002 were $123,420. The Audit Committee believes that the provision of these services is compatible with maintaining Deloitte’s independence.

Financial Information System Design and Implementation Fees

There were no fees billed by Deloitte to the Company for financial information systems design and implementation for the fiscal year ended December 31, 2002.

Compensation Committee Report on Executive Compensation for Fiscal Year 2002

The Compensation Committee of the Board of Directors, which is composed entirely of independent outside directors, is responsible for making recommendations to the Board regarding the annual salaries and other compensation of the officers of the Company and providing assistance and recommendations with respect to compensation plans.

In order to attract and retain well-qualified executives, which the Compensation Committee believes is crucial to the Company’s success, the Compensation Committee’s general approach to compensating executives is to pay cash salaries that are commensurate with the executives’ experience and expertise and, where relevant, are competitive with the salaries paid to executives in the Company’s main industries and primary geographic locations, which are currently casinos in Nevada, Louisiana, Indiana, Mississippi and Argentina. In addition, to align its executives’ compensation with the Company’s business strategies, values and management initiatives, both short and long term, the Compensation Committee may authorize the payment of discretionary bonuses based upon an assessment of each executive’s contributions to the Company. In general, the Compensation Committee believes that these discretionary bonuses should be related to the Company’s and the executive’s performance, although specific performance criteria have not been established.

The Compensation Committee also believes that stock ownership by key executives provides a valuable incentive for such executives and helps align executives’ and stockholders’ interests. To facilitate these objectives, the Company adopted Stock Option Plans in 1993, 1996, 2001 and 2002 pursuant to which the Company may grant stock options to executives (as well as other employees and directors) to purchase up to 3,425,000 shares of Pinnacle Common Stock. If the Option Plan Amendment is approved, the Company will be able to grant stock options to executives (as well as other employees and directors) to purchase an additional 1,000,000 shares of Pinnacle Common Stock under the 2002 Stock Option Plan. The Compensation Committee believes that the key officers of the Company have provided excellent services and been diligent in their commitment to the Company. The Compensation Committee believes that stock ownership by such officers provides an important incentive for their continued efforts and diligence.

For 2002, Mr. Lee’s annual salary and pro rata bonus were $600,000 and $266,667, respectively, both in accordance with the terms of his employment agreement.

December 16, 2003

Compensation Committee

Lynn P. Reitnouer (Chairman)

James L. Martineau

Performance Graph

Set forth below is a graph comparing the cumulative total stockholder return for Pinnacle Common Stock with the cumulative total returns for the Dow Jones Industry Group CNO—Casinos & Gambling (“Dow Jones Casino Index”) and the New York Stock Exchange Market Index (“NYSE Market Index”). The total cumulative return calculations are for the period commencing December 31, 1997 and ending December 31, 2002, and include the reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG THE COMPANY, NYSE MARKET INDEX & DOW JONES CASINO INDEX

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
Pinnacle Entertainment, Inc.	$100.00	$37.77	$102.00	$61.38	$27.42	$31.51
Dow Jones Casino Index	$100.00	$118.13	$181.84	$198.82	$219.09	$241.11
NYSE Market Index	$100.00	$119.00	$130.30	$131.62	$118.18	$94.75

The above graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

*	Assumes $100 invested on December 31, 1997 in Pinnacle Common Stock, Dow Jones Casino Index and NYSE Market Index. Total return assumes reinvestment of dividends. Values are as of December 31 of each year.

Certain Relationships and Related Transactions

In 2002, the Company’s current Chairman was reimbursed $9,000 for business use of an aircraft he owns. In 2001 and 2002, the Company’s then-Chairman received reimbursement for the business use of aircraft he owns in the amount of $55,000 and $97,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports furnished to the Company during or with respect to the year ended December 31, 2002 pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), all required reports on Form 3, Form 4 and Form 5 were timely filed by the Company’s directors, officers and 10% stockholders, except as indicated below.

Grants of Pinnacle Common Stock on a deferred basis under the Directors Plan inadvertently and in good faith were not timely reported on Form 5 (or with respect to grants after August 29, 2002, on Form 4) by the following persons with respect to grants in the following years: Paul R. Alanis, a former Chief Executive Officer of the Company, 1999 to 2002; R.D. Hubbard, a former Chairman of the Company, 1992 to 2002; Robert T. Manfuso, a former director of the Company, 1992 to 2002; Gary G. Miller, a former director of the Company, 1999 to 2002; Mr. Martineau, 1999 to 2002; Mr. Parrott, 1997 to 2002; Mr. Leslie, 2002; Mr. Reitnouer, 1992 to 2000; and Mr. Torguson, 1998 to 2002. Generally, during the indicated fiscal years, Pinnacle Common Stock was granted to participants in the Directors Plan quarterly. Directors do not receive distributions of shares under the Directors Plan until after cessation of the director’s service as a director of the Company, however the grants of stock in lieu of cash compensation under the Directors Plan should have been reported (either on a Form 5 or Form 4, as noted above) as of the date of grant. See “Proposal 1—Election of Directors—Amended and Restated Directors Deferred Compensation Plan.” Both the Company and the directors overlooked this filing requirement and upon discovery the directors made corrective filings. In addition, one disposition of 493 shares and two acquisitions of 7,942 and 22 shares of Pinnacle Common Stock pursuant to the Company’s 401(k) plan, which inadvertently and in good faith qualified as “discretionary transactions” within the meaning of Rule 16b-3(b)(1) of the Exchange Act, were not timely reported on Form 4 during 2002 by Mr. Torguson.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the name, number of shares and percent of the outstanding Pinnacle Common Stock beneficially owned as of March 31, 2003 (except where a different date is indicated below) by each person known to the Board of Directors of the Company to be the beneficial owner of 5% or more of the outstanding shares of Pinnacle Common Stock, each director, each Named Officer, and all directors and executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals identified or described and is not within the direct knowledge of the Company. Unless otherwise indicated below, the address of each person or entity listed below is c/o Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Suite 1800, Las Vegas, NV 89109.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Outstanding (a)
R.D. Hubbard	2,644,699	(b)	10.1%
Hubbard Enterprises 73405 El Paseo #32D Palm Desert, California 92260
Liberty Wanger Asset Management	1,812,000	(c)	7.0%
One Financial Center Boston, MA 02111
Legg Mason, Inc.	1,809,720	(d)	7.0%
100 Light Street Baltimore, Maryland 21202
Michael Ornest	405,528	(e)	1.6%
Timothy J. Parrott	261,223	(f)	1.0%
Daniel Lee	222,250	(g)	*
Wade W. Hundley	106,668	(h)	*
Lynn P. Reitnouer	89,115	(i)	*
Marlin Torguson	56,622	(j)	*
James L. Martineau	31,310	(k)	*
John Giovenco	20,000		*
Bruce Leslie	14,798	(l)	*
Stephen Capp	—		*
John A. Godfrey	—		*
Bonnie Reiss	—		*
Loren Ostrow	208,333	(m)	*
G. Michael Finnigan	168,749	(n)	*
Paul Alanis	106,587	(o)	*
Bruce Hinckley	45,001	(p)	*
Current directors and executive officers as a group (12 persons)	1,207,514	(q)	4.6%

*	Less than one percent (1%) of the outstanding common shares.
(a)	Assumes exercise of stock options beneficially owned by the named individual or entity into shares of Pinnacle Common Stock. Based on 25,934,261 shares outstanding as of March 31, 2003.
(b)

Includes 322,000 shares of Pinnacle Common Stock which Mr. Hubbard has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003. Based on information provided by the stockholder in Schedule 13G filed with the Securities and Exchange Commission on September 20, 2002. Mr. Hubbard entered into a voting trust agreement (the “Voting Trust Agreement”), filed as an exhibit to such Schedule 13G, with respect to the shares of Pinnacle Common Stock beneficially owned by him. The Voting Trust Agreement is effective as of September 20, 2002 and was entered into by Mr. Hubbard (including a foundation whose shares are beneficially owned by Mr. Hubbard), the Company and a Trustee. The Voting Trust Agreement provides that Mr. Hubbard will deposit all shares of Pinnacle Common Stock beneficially owned by him and up to 20,879 additional shares acquired by him in the future under the Company’s Directors Plan (collectively, the “Trust Shares”) into the voting trust (the “Trust”). Mr. Hubbard retains the right to sell or otherwise dispose of any of the Trust Shares; however any shares sold or transferred to an affiliate of Mr. Hubbard will remain subject to the Trust. The Trustee has the right to vote the shares, and to take part in, consent to, or oppose, any corporate or stockholders’ action, as provided in the Voting Trust Agreement. With respect to the election of directors, the Trustee is required to vote the Trust Shares for each director or nominee for director in proportion to the votes cast by the nonaffiliated stockholders of the Company. On all other matters, the Trustee shall vote the Trust Shares in the same proportion in favor of, in opposition to, or in abstention or as broker non-votes with respect to, such matters as the votes cast by the nonaffiliated stockholders of the Company.

The Company’s obligations under the Voting Trust Agreement are limited to using its best efforts to ensure that the Trust Shares are counted as being present for purposes of determining a quorum for any stockholder action and timely informing the Trustee as to the calculation of votes in any matter to be voted on by the Company’s stockholders. The Trust will terminate on the earlier of: (i) the dissolution or liquidation of the Company; (ii) the release, in one or more transactions, of all the Trust Shares from the Trust in accordance with the Voting Trust Agreement; (iii) the death of Mr. Hubbard; or (iv) the tenth (10th) anniversary of the Voting Trust Agreement, except as otherwise required by a third party regulatory authority.

(c)	Based upon information provided by the stockholder in Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2003.
(d)	Based upon information provided by the stockholder in Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2003.
(e)	Includes 15,000 shares of Pinnacle Common Stock which Mr. Ornest has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003. These shares also include 91,362 shares of Pinnacle Common Stock owned by the Harry and Ruth Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares exclude 70,000 shares of Pinnacle Common Stock owned by the Ornest Family Foundation, as to which Mr. Ornest has no interest.
(f)	Includes 80,313 shares of Pinnacle Common Stock which Mr. Parrott has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003, including 70,313 options assumed by the Company in connection with the Boomtown merger. Also includes 18,883 shares of Pinnacle Common Stock credited to Mr. Parrott’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan. The only condition to each director’s receipt of shares credited to his or her deferred compensation account is cessation of such director’s service as a director of the Company.
(g)	Includes 216,450 shares of Pinnacle Common Stock which Mr. Lee has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003.
(h)	Includes 91,668 shares of Pinnacle Common Stock which Mr. Hundley has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003.
(i)	Includes 22,000 shares of Pinnacle Common Stock which Mr. Reitnouer has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003. Also includes 17,115 shares of Pinnacle Common Stock credited to Mr. Reitnouer’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan. The only condition to each director’s receipt of shares credited to his or her deferred compensation account is cessation of such director’s service as a director of the Company.
(j)	Includes 33,460 shares of Pinnacle Common Stock which Mr. Torguson has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003, including 23,460 options assumed by the Company in connection with the Casino Magic merger. Also includes 15,918 shares of Pinnacle Common Stock credited to Mr. Torguson’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan. The only condition to each director’s receipt of shares credited to his or her deferred compensation account is cessation of such director’s service as a director of the Company.
(k)	Includes 13,000 shares of Pinnacle Common Stock which Mr. Martineau has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003.
(l)

Includes 4,798 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan. The only condition to each director’s receipt of shares credited to his or her deferred compensation account is cessation of such director’s service as a director of the Company.
(m)	Includes 148,333 shares of Pinnacle Common Stock which Mr. Ostrow has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003. The information as to the number of shares beneficially owned by Mr. Ostrow is based on the information contained in last year’s proxy statement. The Company does not possess more recent information regarding the number of shares beneficially owned by Mr. Ostrow.
(n)	Includes 143,334 shares of Pinnacle Common Stock which Mr. Finnigan has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003.
(o)	The information as to the number of shares beneficially owned by Mr. Alanis is based on the information contained in last year’s proxy statement. The Company does not possess more recent information regarding the number of shares beneficially owned by Mr. Alanis.
(p)	Includes 35,001 shares of Pinnacle Common Stock which Mr. Hinckley has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2003. The information as to the number of shares beneficially owned by Mr. Hinckley is based on the information contained in last year’s proxy statement. The Company does not possess more recent information regarding the number of shares beneficially owned by Mr. Hinckley. As part of Mr. Hinckley’s separation agreement, an additional 12,666 shares will vest on April 15, 2003.
(q)	Includes 471,891 shares of Pinnacle Common stock of which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase Pinnacle Common Stock exercisable within 60 days of March 31, 2003. Excluding such shares, the directors and executive officers of the Company have beneficial ownership of 735,623 shares of Pinnacle Common Stock, which represents 2.8% of the shares of Pinnacle Common Stock outstanding as of March 31, 2003. The number of shares shown does not include shares owned by Messrs. Hubbard, Ostrow, Finnigan, Alanis or Hinckley as such persons were neither directors nor executive officers of the Company as of March 31, 2003.

PROPOSAL 2

APPROVAL OF OPTION PLAN AMENDMENT

(Item No. 2 on Proxy Card)

Background

As of March 31, 2003, 957,500 shares were subject to issuance upon exercise of options granted pursuant to the 2002 Stock Option Plan. After giving effect to such outstanding options, 42,500 shares will remain available for future grants of stock option under the 2002 Stock Option Plan. Accordingly, the Board of Directors has determined that it is in the best interest of the Company to replenish the number of shares that may be issued upon exercise of stock options granted under the 2002 Stock Option Plan by increasing the number of such shares from 1,000,000 shares to 2,000,000 shares.

Proposal

The terms of the 2002 Stock Option Plan, as currently in effect, are described below under “Summary of the 2002 Stock Option Plan.” The Amended and Restated 2002 Stock Option Plan is attached in this Proxy Statement as Appendix A and reflects (i) prior technical amendments that were made to the plan that did not require stockholder approval and (ii) the proposed amendment to the 2002 Stock Option Plan. The proposed amendment to the 2002 Stock Option Plan would increase the number of shares of Common Stock that may be issued under the plan from 1,000,000 shares to 2,000,000 shares. Under the 2002 Stock Option Plan, stockholder approval is only necessary with respect to the proposed increase of the number of shares of Common Stock that may be issued under the plan from 1,000,000 shares to 2,000,000 shares.

The Board of Directors believes that the proposed amendment to the 2002 Stock Option Plan is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options. As of March 31, 2003, of the 1,000,000 shares originally available for issuance under the 2002 Stock Option Plan, only approximately 42,500 remained available for grants under options. In addition, as of March 31, 2003, of the 2,425,000 shares originally available for issuance under the Company’s 1993, 1996 and 2001 Stock Option Plans, only approximately 30,480 remained available for grants under options. The amendment to the 2002 Stock Option Plan is therefore necessary to ensure that enough shares will be available for the issuance of stock options so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of stockholder value.

Factors necessitating the additional shares for the 2002 Stock Option Plan include the following:

•	The Company has recruited a largely new management team over the past year, including a new CEO, CFO and General Counsel, and such recruitment efforts have required most of the options available under existing stock option plans.

•	A significant portion (890,425 options, or 22% of all outstanding options) of the Company’s outstanding options are held by former officers, directors and employees of the Company or of companies acquired by the Company. Pursuant to employment or separation agreements, several of such former officers and directors have extended periods of time to exercise such options.

•	Most of the Company’s outstanding stock options are at exercise prices above the current share price and many are at exercise prices substantially above the current share price. The Company’s policy has been to not reprice stock options.

Required Vote

Affirmative votes representing a majority of shares of Pinnacle Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve this proposal. Abstentions will count as votes against this proposal because they will be counted as present at the meeting and entitled to vote on this proposal. However, broker non-votes will not be so considered and thus will not affect the determination as to whether the requisite majority approval has been obtained with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE OPTION PLAN AMENDMENT.

Summary of the 2002 Stock Option Plan

The principal features of the 2002 Stock Option Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the 2002 Stock Option Plan. A copy of the 2002 Stock Option Plan, as it is proposed to be amended, is attached to this Proxy Statement as Appendix A.

Shares Subject to the 2002 Stock Option Plan

Currently, up to an aggregate of 1,000,000 shares of Pinnacle Common Stock are authorized for issuance under the 2002 Stock Option Plan. Shares which are not issued before the expiration or termination of an option will thereafter be available for future options under the 2002 Stock Option Plan. If the Option Plan Amendment is approved, up to an aggregate of 2,000,000 shares of Pinnacle Common Stock (including shares issuable upon the exercise of options approved prior to the adoption of the Option Plan Amendment under such plan) will be authorized for issuance under the 2002 Stock Option Plan. The aggregate number of shares available under the 2002 Stock Option Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding Pinnacle Common Stock of the Company by reason of any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

Type of Options

Two types of options may be granted under the 2002 Stock Option Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options not so qualified for favorable federal income tax treatment (“NSOs”). Each option granted shall be subject to a stock option agreement between the participant and the Company. Such agreements shall contain such terms and provisions as the Committee (as defined below) may determine in its discretion, and need not be uniform.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to participate in the 2002 Stock Option Plan, subject to two restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company, and (2) no participant may receive grants of options with respect to more than 1,000,000 shares of Pinnacle Common Stock (subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction) during any fiscal year of the Company or portion thereof. If an option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated option continue to be counted against the maximum number of shares for which options may be granted to a participant during a fiscal year of the Company or portion thereof. Subject to such limitations, an individual who has been granted an option may, if such individual is otherwise eligible, be granted additional options as the Committee may determine.

The actual benefits, if any, to the holders of stock options issued under the 2002 Stock Option Plan are not determinable, as all grants to be made under the 2002 Stock Option Plan are discretionary and, prior to exercise, the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company’s Common Stock on the date of exercise and the exercise price of a holder’s stock option.

Administration of the Stock Plan

The 2002 Stock Option Plan shall be administered by a Committee of the Board of Directors (the “Committee”) consisting of two or more directors of the Company who are both (a) ”non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) ”outside directors” within the meaning of Section 162(m) of the Code. The Committee has broad discretion and power in interpreting and operating the 2002 Stock Option Plan and in determining the terms of individual options.

Option Price; Exercisability of Options

The purchase price for shares of Pinnacle Common Stock covered by each option shall be determined by the Committee, but, in the case of an ISO, shall not be less than 100% of the fair market value of such shares on the date of grant, or, if the ISO is granted to a 10% stockholder of the Company (measured by ownership of voting power), not less than 110% of the fair market value of such shares on the date of grant. The Committee shall determine when and under what conditions any option shall become exercisable. However, the aggregate fair market value of shares of Pinnacle Common Stock (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee, by the delivery of shares of Pinnacle Common Stock already owned by the participant, by the delivery of a promissory note by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law.

Duration of Option

Each option shall expire on the date specified by the Committee, but all options shall expire within 10 years of the date of grant. ISOs granted to 10% stockholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

Termination of Employment; Death or Disability

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options shall be exercisable for a maximum period of 90 days after the termination of employment (unless otherwise determined by the Committee in an individual option agreement or otherwise). If a participant’s employment is terminated for cause, all of his or her options will be immediately terminated and canceled (unless otherwise determined by the Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s options shall be exercisable for a maximum period of 12 months after the date of death or permanent disability (unless otherwise determined by the Committee in an individual option agreement or otherwise). After a participant’s death, any options which remained exercisable on the date of death may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the options or grant replacement options with appropriate adjustments in the option exercise prices and adjustments in the number and kind of securities issuable upon exercise; or (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the Pinnacle Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option. The Committee may also provide for one or more of the foregoing alternatives in any particular option agreement.

Rights as a Stockholder; Assignability

The recipient of an option will have no rights as a stockholder with respect to shares of Pinnacle Common Stock covered by the option until the date such recipient becomes a holder of record of such shares. An ISO granted under the 2002 Stock Option Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the option holder’s lifetime only by him or her. An NSO issued under the 2002 Stock Option Plan shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except that, with the consent of the Committee, it may be transferred pursuant to a “qualified domestic relations order” as defined in the Code, or to a member of the holder’s immediate family or a trust exclusively for the benefit of one or more members of the holder’s immediate family as part of the holder’s estate plan.

Duration, Termination and Amendment of the 2002 Stock Option Plan

The 2002 Stock Option Plan shall continue in effect until June 18, 2012. The Board of Directors, however, may suspend or terminate the 2002 Stock Option Plan at any time. The suspension or termination of the 2002 Stock Option Plan will generally not affect the validity of any option outstanding on the date of termination. The Board of Directors may also amend the 2002 Stock Option Plan at any time, except that the Company will obtain stockholder approval for any amendment to the extent such approval is necessary or desirable to preserve the favorable tax status of ISOs and to comply with applicable law or the requirements of any exchange or quotation system. For example, an amendment to increase the maximum number of shares that may be issued under the 2002 Stock Option Plan, change the minimum exercise price of ISOs, increase the maximum term of ISOs, or permit the granting of options to anyone other than those eligible under the terms of the 2002 Stock Option Plan, will be submitted for stockholder approval. Furthermore, no amendment of the 2002 Stock Option Plan shall amend or impair any rights or obligations under any option theretofore granted under the 2002 Stock Option Plan without the written consent of the holder of the affected option.

During 2002, technical amendments were made to the plan that did not require stockholder approval. Under the 2002 Stock Option Plan, stockholder approval is only necessary with respect to the proposed increase of the number of shares of Common Stock that may be issued under the plan from 1,000,000 shares to 2,000,000 shares.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2002 Stock Option Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE 2002 STOCK OPTION PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The 2002 Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the optionee to whom it is granted. If the shares of Pinnacle Common Stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option exercise price. The optionee’s tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the optionee and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of Pinnacle Common Stock upon a later disposition will be the option exercise price, any gain on the later disposition will be taxed to the optionee as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option exercise price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax, thereby in effect depriving the optionee of the tax benefits of ISO treatment. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option exercise price, or (b) the amount realized on the disposition minus the option exercise price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee’s holding period for the shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance-based compensation,” as defined in Section 162(m). Compensation is performance-based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that the stock options granted under the 2002 Stock Option Plan (unless granted for purchase prices below the fair market value of the stock subject to the options) satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.

Excess Parachute Payments

Under Section 4999 of the Code, certain officers, stockholders, or highly-compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options upon a corporate transaction may cause the holders of such stock options who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Pinnacle Common Stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize “cashless withholding.”

PROPOSAL 3

APPROVAL OF CHARTER AMENDMENT

(Item No. 3 on Proxy Card)

Background

The Company is currently authorized to issue 40,250,000 shares of capital stock, divided into 40,000,000 shares of Common Stock, $0.10 par value per share, and 250,000 shares of Preferred Stock, $1.00 par value per share. As of March 31, 2003, 25,934,261 shares of Pinnacle Common Stock were issued and outstanding (excluding treasury shares) and 4,121,298 shares of Pinnacle Common Stock were reserved for issuance upon exercise of outstanding options, leaving 9,944,441 authorized shares available. As of March 31, 2003, there were no shares of Pinnacle Preferred Stock issued or outstanding.

Although the Company does not have any current plans to take any action that would require it to issue shares of Pinnacle Common Stock (other than to fulfill its obligations under outstanding options), examples of such potential actions include:

•	distributing stock splits or stock dividends;

•	consummating capital market transactions;

•	financing corporate initiatives, such as the planned Lake Charles development;

•	acquiring businesses or assets for stock;

•	granting new awards under employee benefit plans or issuing other equity incentive awards; or

•	issuing convertible securities.

In addition, on June 13, 2002, the Company filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (as amended, the “Shelf Registration Statement”). The Shelf Registration Statement became effective in October 2002 and allows for the Company to issue various types of securities, including Pinnacle Common Stock, Pinnacle Preferred Stock and debt securities, from time to time, up to an aggregate offering price of $500,000,000. Although the Company does not have any current plans to issue any Pinnacle Common Stock under the Shelf Registration Statement, approval of the proposed amendment to the Company’s Restated Certificate of Incorporation would enable the Company to issue more Pinnacle Common Stock without stockholder approval.

Proposal

The proposed amendment to the Company’s Restated Certificate of Incorporation, the relevant portion of which is attached to this Proxy Statement as Appendix B, would increase the number of authorized shares of Pinnacle Common Stock from 40,000,000 shares to 80,000,000 shares. The effect of the proposed amendment is to give the Company’s Board of Directors the flexibility to issue shares of Pinnacle Common Stock to meet the recurring needs of the Company’s business without undue delay. This increase would not affect the rights of the Company’s stockholders to approve an issuance of Pinnacle Common Stock in circumstances specified by the Company’s Bylaws, the rules of the New York Stock Exchange or applicable law.

All shares of Pinnacle Common Stock, including those now authorized and those that would be authorized by the proposed amendment to the Company’s Certificate of incorporation, are equal in rank and have the same voting, dividend and liquidation rights. Holders of the Pinnacle Common Stock do not have preemptive rights.

Ability of Board to Issue Authorized Shares; Certain Issuances Requiring Stockholder Approval

Once authorized, additional shares of Pinnacle Common Stock may be issued upon approval by the Board of Directors and without further approval of the stockholders unless stockholder approval is required by applicable law or the rules of the New York Stock Exchange. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

The rules of the New York Stock Exchange require the prior approval of shares representing the majority of the votes cast (assuming the presence of a quorum) in the following situations:

•	an issuance that will result in a change of control of the Company;

•	an issuance of Pinnacle Common Stock (or securities convertible into or exercisable for Pinnacle Common Stock) in any transaction or series of related transactions if:

•	the Pinnacle Common Stock to be issued has, or will have upon issuance, voting power of 20 percent or more of the voting power outstanding before the issuance of such stock (or securities convertible into or exercisable for Pinnacle Common Stock); or

•	the number of shares of Pinnacle Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of Pinnacle Common Stock outstanding before the issuance of the securities (or securities convertible into or exercisable for Pinnacle Common Stock), unless such issuance involves any public offering for cash, any bona fide private financing involving a sale of Pinnacle Common Stock for cash at a price at least as great as each of the book and market value of the Pinnacle Common Stock, or securities convertible into or exercisable for Pinnacle Common Stock for cash if the conversion or exercise price is at least as great as each of the book and market value of the Pinnacle Common Stock;

•	for any stock option or purchase plan or any other arrangement pursuant to which officers or directors may acquire stock, subject to certain exceptions, including, but not limited to, being pursuant to a broadly-based plan, where options or shares are issued as a material inducement to entering into an employment contract, or pursuant to certain plans limiting any issuance of shares to a single officer or director to no more than one percent; and

•	any issuance of Pinnacle Common Stock (or securities convertible into or exercisable for Pinnacle Common Stock) to a director, officer or certain substantial security holders of the Company if the number of shares to be issued involves more than one percent of the number of shares of Pinnacle Common Stock or one percent of the voting power outstanding before the issuance.

The New York Stock Exchange has also proposed a rule that would require stockholder approval of all new equity-compensation plans, or material revisions to existing equity compensation plans, other than employment inducement awards, plans acquired related to mergers or acquisitions, and tax qualified and parallel non-qualified benefit plans. In addition, brokers will not be permitted to vote their customers’ shares on proposals for stock option plans unless they have received instructions from customers to do so. This rule is expected to become effective in the near future.

Certain Effects of the Amendment

If the proposed amendment becomes effective, under certain circumstances it could have an anti-takeover effect. For example, if the Company became the subject of a hostile takeover attempt, the Company could attempt to obstruct the takeover by issuing shares of Pinnacle Common Stock which would have the effect of diluting the voting power of the outstanding shares and increasing the cost of the potential takeover. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Company’s Board of Directors and executive officers have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of the Pinnacle Common Stock.

Furthermore, in certain instances, the issuance of additional shares of Pinnacle Common Stock will have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of Pinnacle’s capital stock. It may also adversely affect the market price of Pinnacle Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price of Pinnacle Common Stock may increase.

Required Vote

Affirmative votes representing a majority of the issued and outstanding shares of Pinnacle Common Stock entitled to vote on this proposal will be required to approve this proposal. Abstentions and broker non-votes will count as votes against this proposal because they will be counted as entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL OF THE CHARTER AMENDMENT

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company’s independent public accountants for the fiscal year ended December 31, 2002 and continues to serve as the Company’s independent public accountants. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under the Company’s Bylaws, stockholders who wish to present proposals for action, or to nominate directors, at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Bylaws. The Bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of this year’s Annual Meeting. Therefore, the deadline would be March 5, 2004. If, however, the Company advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the stockholder must be given not earlier than 120 days and not later than 90 days in advance of such meeting or, if later, the tenth day following the first public announcement of the date of such meeting. Stockholder notices must contain the information required by Section 1 of Article I of the Company’s Bylaws.

In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by the Secretary of the Company no later than December 27, 2003 if the next annual meeting were held on or near June 3, 2004. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company’s solicitation is made. If the Company does not have notice of a matter to come before the next annual meeting by March 5, 2004 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the anniversary of this Annual Meeting, then by the date described in the preceding paragraph), the Company’s proxy for such meeting will confer discretionary authority to vote for such matter. Further, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s then current Bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

The Company’s Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report on Executive Compensation,” “The Audit Committee Report” and “Performance Graph” shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2002 AND ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SEC FOR FISCAL YEAR 2002 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3800 HOWARD HUGHES PARKWAY, SUITE 1800, LAS VEGAS, NV 89109, ATTENTION: STOCKHOLDER RELATIONS.

APPENDIX A

2002 STOCK OPTION PLAN

(as such plan is proposed to be amended)

(Amendment To Be Voted on Is Underlined on Page A-3)

AMENDED AND RESTATED

PINNACLE ENTERTAINMENT, INC. 2002

STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Plan are:

(a)  to attract and retain the best available personnel for positions of substantial responsibility,

(b)  to provide additional incentive to selected key Employees, Consultants and Directors, and

(c)  to promote the success of the Company’s business.

2. Definitions. For the purposes of this Plan, the following terms will have the following meanings:

(a)  “Administrator” means the Board or any of its Committees that administer the Plan, in accordance with Section 4.

(b)  “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.

(c)  “Board” means the Board of Directors of the Company.

(d) “Cause” shall have the meaning set forth in an Optionee’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Optionee personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended. For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.

(f)  “Committee” means a Committee appointed by the Board in accordance with Section 4.

(g)  “Common Stock” means the common stock, $0.10 par value per share, of the Company.

(h)  “Company” means Pinnacle Entertainment, Inc., a Delaware corporation.

(i)  “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(j)  “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of a Nonqualified Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

(k)  “Director” means a member of the Board.

(l)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(m)  “Employee” means any person, including Officers and Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient, in and of itself, to constitute “employment” by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share of Common Stock will be (i) the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination or (ii) any sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as the Administrator may select, in each case as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(ii)  If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Administrator may select, in each case as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(iii)  If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate, such determination by the Administrator to be final, conclusive and binding.

(p)  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

(q)  “Grant Notice” shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Grant Notice is part of the Option Agreement.

(r)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)  “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotation System.

(t) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)  “Option” means a stock option granted under this Plan.

(w)  “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of this Plan.

(x)  “Optioned Stock” means the Common Stock subject to an Option.

(y)  “Optionee” means an Employee, Consultant or Director who holds an outstanding Option.

(z)  “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

(aa)  “Plan” means this 2002 Stock Option Plan.

(bb)  “Section” means, except as otherwise specified, a section of this Plan.

(cc)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 14.

(dd)  “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or later existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan will be 2,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the Shares that were not purchased which were subject thereto will become available for future grant under the Plan (unless the Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option, however, those reacquired Shares will not be available for future grant under the Plan.

4.    Administration of the Plan.

(a)  Procedure.

(i)  Composition of the Administrator.  The Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both “non-employee directors” and “outside directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii)  Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

(b)  Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

(i)  to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o);

(ii)  to select the Consultants, Employees or Directors to whom Options may be granted;

(iii)  to determine whether and to what extent Options are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;

(iv)  to determine the number of Shares to be covered by each Option granted;

(v)  to approve forms of Grant Notices, Option Agreements;

(vi)  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options, including, but not limited to, (A) the Options’ exercise price, (B) the time or times when Options may be exercised, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Optioned Stock, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock to (i) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the Optionee’s Continuous Status as an Employee, Director or Consultant;

(vii)  to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(viii)  to construe and interpret the terms of this Plan;

(ix)  to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

(x)  to modify or amend each Option, subject to Section 16(c);

(xi)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xii)  to accelerate the vesting or exercisability of an Option;

(xiii)  to determine the terms and restrictions applicable to Options; and

(xiv)  to make all other determinations it considers necessary or advisable for administering this Plan.

(c)  Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all holders of Options.

5.    Eligibility.    Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Nonqualified Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option may be granted additional Options.

6.    Limitations on Grants of Incentive Stock Options.    Each Option will be designated in the Grant Notice as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 6, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

7.    Limit on Annual Grants to Individuals.    From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than 1,000,000 Shares, subject to adjustment as provided in Section 14. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

8.    Term of the Plan.    Subject to Section 20, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20. It will continue in effect for a term of ten years unless terminated earlier under Section 16. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option outstanding at the date of termination.

9.    Term of Option.    The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.

10.    Option Exercise Price and Consideration.

(a)  Exercise Price of Incentive Stock Options.    The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(b)  Exercise Price of Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator

(c)  Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant.

(d)  Form of Consideration.    The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

(i)  cash;

(ii)  a promissory note made by the Optionee in favor of the Company

(iii)  other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

(iv) delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v)  any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11. Exercise	of Option.

(a)  Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share, except as permitted by the Administrator in its sole discretion.

An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 13, 17, and 18, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Termination of Employment or Consulting Relationship or Directorship.    If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 90 days following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.

(c)  Disability of Optionee.    If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of twelve months following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.

(d)  Death of Optionee.    If an Optionee holds exercisable Options on the date his or her death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Options that were vested and exercisable as of the date of death for a period of twelve months following the date of death (or such other period as is set forth in the Option Agreement or determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator. The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion. If the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Administrator.

(e)  Termination for Cause.    If an Optionee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, then all Options (including any vested Options) held by Optionee shall immediately be terminated and cancelled (unless otherwise set forth in the Option Agreement or determined by the Administrator).

(f)  Disqualifying Dispositions of Incentive Stock Options.    If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

12.    Non-Transferability of Options.

(a)  No Transfer.    An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the Optionee’s lifetime to one or more Family Members of the Optionee. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

(b)  Designation of Beneficiary.    An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.

(c)  Effect of No Designation.    If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee’s death, the Company will deliver such Optionee’s Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(d)  Death of Spouse or Dissolution of Marriage.    If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 12(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

13.    Withholding Taxes.    The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver Shares upon the exercise of an Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.

14.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)  Changes in Capitalization.    Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares and/or property allocated to unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.

Where an adjustment under this Section 14(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b)  Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c)  Corporate Transaction.    Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable (including, if applicable, any Options as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

15.    Date of Grant.    The date of grant of an Option will be, for all purposes, the date as of which the Administrator makes the determination granting such Option, or any other, later date determined by the Administrator and specified in the Option Agreement. Notice of the determination will be provided to each Optionee within a reasonable time after the date of grant.

16.    Amendment and Termination of the Plan.

(a)  Amendment and Termination.    The Board may at any time amend, alter or suspend or terminate the Plan.

(b)  Shareholder Approval.    The Company will obtain shareholder approval of any Plan amendment that increases the number of Shares for which Options may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.

(c)  Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of a Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

17.    Conditions Upon Issuance of Shares.

(a)  Legal Compliance.    Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Options granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(b)  Investment Representation.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.

18.    Liability of Company.

(a)  Inability to Obtain Authority.    If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b)  Grants Exceeding Allotted Shares.    If the Optioned Stock covered by an Option exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Option will be contingent with respect to such excess Shares, unless and until shareholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 16(b).

(c)  Rights of Participants and Beneficiaries.    The Company will pay all amounts payable under this Plan only to the Optionee, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

19.    Reservation of Shares.    The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan’s requirements during its term.

20.    Shareholder Approval.    Continuance of this Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options may be granted but Options may not be exercised prior to shareholder approval of the Plan. If any Options are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options will terminate retroactively as of the date they were granted.

21.    Legending Stock Certificates.    In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.

22.    No Employment Rights.    Neither this Plan nor any Option will confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship or directorship at any time, with or without cause.

23.    Governing Law.    The Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

APPENDIX B

Proposed Amendment to Article IV of the Restated Certificate of Incorporation

of Pinnacle Entertainment, Inc.

(Amendment To Be Voted on Is Underlined on This Page B-1)

ARTICLE IV

The amount of the total authorized capital stock of the corporation is 80,250,000 shares which are divided into two classes as follows:

250,000 shares of Preferred Stock having a par value of $1.00 per share; and

80,000,000 shares of Common Stock having a par value of $0.10 per share.

The designations, voting powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

A.    Preferred Stock.

The Board of Directors is expressly authorized, from time to time, (1) to fix the number of shares of one or more series of Preferred Stock; (2) to determine the designation of any such series; (3) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and (4) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

B.    Common Stock.

(i)    Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

(ii)    In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amount to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them respectively. A consolidation, merger or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

Except as may be otherwise required by law, each share of Common Stock shall entitle the holder to one vote in respect of each matter voted by the stockholders.

B-1

PROXY

PINNACLE ENTERTAINMENT, INC.

PROXY FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

June 3, 2003

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Daniel R. Lee and John A. Godfrey, or either of them, with full power of substitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2003 Annual Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY, “FOR” APPROVAL OF THE OPTION PLAN AMENDMENT AND “FOR” APPROVAL OF THE CHARTER AMENDMENT.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(See reverse side)

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Please mark votes as in this example                                [X]

1.    Election of Nine Directors:

FOR ALL ☐	WITHHOLD AUTHORITY FOR ALL ☐	Nominees: Daniel R. Lee, John V. Giovenco, Bruce A. Leslie, James L. Martineau, Michael Ornest, Timothy J. Parrott, Bonnie Reiss, Lynn P. Reitnouer and Marlin Torguson

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

2. Approval of the Option Plan Amendment	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. Approval of the Charter Amendment	FOR	AGAINST	ABSTAIN
	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT, “FOR” APPROVAL OF THE OPTION PLAN AMENDMENT AND “FOR” APPROVAL OF THE CHARTER AMENDMENT. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 20, 2003.

Signature                                          Dated                                         , 2003 Title

Signature if held jointly                                          Dated                                         , 2003

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

-FOLD AND DETACH HERE-